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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                SCHEDULE 13E-3
                       RULE 13E-3 TRANSACTION STATEMENT
      (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                                AMENDMENT NO. 4


                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
                             (NAME OF THE ISSUER)

                        ALLMERICA FINANCIAL CORPORATION
                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
                             APY ACQUISITION, INC.
                     (NAME OF PERSON(S) FILING STATEMENT)

                         COMMON STOCK, $1.00 PAR VALUE
                        (TITLE OF CLASS OF SECURITIES)
                              __________________
                                  01-975T105
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                              JOHN F. KELLY, ESQ.
                              440 LINCOLN STREET
                        WORCESTER, MASSACHUSETTS  01653
                                (508) 855-1000

                                  COPIES TO:

    LAUREN I. NORTON, ESQ.                        WILLIAM S. LAMB, ESQ.
        ROPES & GRAY                     LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.
   ONE INTERNATIONAL PLACE                        125 WEST 55TH STREET
 BOSTON, MASSACHUSETTS  02110                   NEW YORK, NEW YORK 10019
       (617) 951-7000                                 (212) 424-8000

This statement is filed in connection with (check the appropriate box):

a. [_] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [_] The filing of a registration statement under the Securities Act of 1933.

c. [_] A tender offer.

d. [X] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [_]

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     This Amendment No. 4 to the Rule 13e-3 Transaction Statement on Schedule
13E-3 (the "Schedule 13E-3") is being jointly filed by Allmerica Financial Corporation, Inc., a Delaware corporation ("AFC"), Allmerica Property & Casualty Companies, Inc., a Delaware corporation ("APY"), and APY Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of AFC ("Merger Sub"), in connection with the merger (the "Merger") of APY with and into Merger Sub and amends the Schedule 13E-3 filed by such parties with the Securities and Exchange Commission (the "Commission") on June 6, 1997.

     Item 17 is hereby amended and restated to read in its entirety as follows:

     Item 17.  Material to Be Filed as Exhibits.
               --------------------------------

     (a) Commitment Letter between The Chase Manhattan Bank and AFC and related term sheet*

     (b)(1) Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated included as Appendix B to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto*

     (b)(2) Opinion of Salomon Brothers Inc included as Appendix C to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto*

     (b)(3) Presentation of Merrill Lynch, Pierce, Fenner & Smith Incorporated to the Board of Directors of AFC dated February 19, 1997*

     (b)(4) Presentation materials of Salomon Brothers Inc for the meeting of the Special Committee of the Board of Directors of APY on February 19, 1997 (with certain confidential information omitted)**

     (c)(1) Agreement and Plan of Merger among AFC, APY and Merger Sub dated February 19, 1997, included as Appendix A-1 to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto*

     (c)(2) Form of Restated Certificate of Incorporation of APY included as Appendix A-2 to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto*

     (d)(1) Information Statement, Notice of Action Taken Without a Meeting and Notice of Appraisal Rights/Prospectus of Allmerica Property & Casualty Companies, Inc. and Allmerica Financial Corporation*

     (d)(2)    Form of Election/Letter of Transmittal*

     (d)(3)    Letter to Brokers, Dealers and Other Nominees*

     (d)(4)    Letter to Clients of Brokers, Dealers and Other Nominees*

     (d)(5)    Notice of Guaranteed Delivery*

     (e) Section 262 of the Delaware General Corporation Law included as Appendix D to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto*

     (f)       None

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 *  Previously filed
** Certain confidential information has been omitted and filed separately with the Commission pursuant to a confidential treatment request



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                                   SIGNATURES

  After due inquiry and to the best of my knowledge and belief, each of the undersigned certify that the information set forth in this statement is true, complete and correct.


Date: June 13, 1997                 ALLMERICA PROPERTY & CASUALTY
                                    COMPANIES, INC.


                                    By: /s/ Edward J. Parry III
                                    --------------------------------------


                                    ALLMERICA FINANCIAL CORPORATION


                                    By: /s/ Edward J. Parry III
                                    --------------------------------------


                                    APY ACQUISITION, INC.


                                    By: /s/ Edward J. Parry III
                                    --------------------------------------


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                                 EXHIBIT INDEX

                                   Exhibits
                                   --------

  (a) Commitment Letter between The Chase Manhattan Bank and AFC and related term sheet*

  (b)(1) Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated included as Appendix B to the Information Statement/Prospectus previously filed as Exhibit (d)(1) hereto*

  (b)(2) Opinion of Salomon Brothers Inc included as Appendix C to the Information Statement/Prospectus previously filed as Exhibit
               (d)(1) hereto*

  (b)(3) Presentation of Merrill Lynch, Pierce, Fenner & Smith Incorporated to the Board of Directors of AFC dated February 19, 1997*

  (b)(4) Presentation materials of Salomon Brothers Inc for the meeting of the Special Committee of the Board of Directors of APY on February 19, 1997 (with certain confidential information omitted)**

  (c)(1) Agreement and Plan of Merger among AFC, APY and Merger Sub dated February 19, 1997, included as Appendix A-1 to the Information Statement/Prospectus previously filed as Exhibit (d)(1) hereto*

  (c)(2) Form of Restated Certificate of Incorporation of APY included as Appendix A-2 to the Information Statement/Prospectus previously filed as Exhibit (d)(1) hereto*

  (d)(1) Information Statement, Notice of Action Taken Without a Meeting and Notice of Appraisal Rights/Prospectus of Allmerica Property & Casualty Companies, Inc. and Allmerica Financial Corporation*

  (d)(2)       Form of Election/Letter of Transmittal*

  (d)(3)       Letter to Brokers, Dealers and Other Nominees*

  (d)(4)       Letter to Clients of Brokers, Dealers and Other Nominees*

  (d)(5)       Notice of Guaranteed Delivery*

  (e) Section 262 of the Delaware General Corporation Law included as Appendix D to the Information Statement/Prospectus previously filed as Exhibit (d)(1) hereto*

  (f)          None

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  *   Previously filed
 ** Certain confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request


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